UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2006

ABRAXIS BIOSCIENCE, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-33407	68-0389419
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11777 San Vicente Blvd., #550, Los Angeles, CA	90049
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 826-8505

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and supplements Item 9.01 of the Current Report on Form 8-K filed by Abraxis BioScience, Inc. (“Abraxis”) on April 24, 2006. This amendment provides the historical financial statements of American BioScience, Inc., (“ABI”), which merged with and into Abraxis (formerly known as American Pharmaceutical Partners, Inc.) on April 18, 2006, to include the financial information required by Item 9.01, which financial statements and information were not required to be included in the Form 8-K filed on April 24, 2006.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(1) The historical financial statements of ABI as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 are being filed as Exhibit 99.1 to this Form 8-K.

(2) The unaudited condensed balance sheet of ABI as of March 31, 2006 and the unaudited condensed statements of income and cash flows for the three months ended March 31, 2006 and 2005 are being filed as Exhibit 99.2 to this Form 8-K.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of Abraxis as of March 31, 2006 and the unaudited pro forma condensed consolidated statements of operations of Abraxis for the three months ended March 31, 2006 and for the year ended December 31, 2005 giving effect to the merger are being filed as Exhibit 99.3 to this Form 8-K.

(c)	Exhibits.

Exhibit Number	Description
2.1(1)	Agreement and Plan of Merger, dated as of November 27, 2005, by and among American Pharmaceutical Partners, Inc., American BioScience, Inc. and, with respect to specified matters, Patrick Soon-Shiong and certain other ABI shareholders.

99.1	Financial statements of ABI as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

99.2	Unaudited condensed balance sheet of ABI as of March 31, 2006 and unaudited condensed statement of income and statement of cash flows for the three months ended March 31, 2006 and 2005.

99.3	Unaudited pro forma condensed consolidated balance sheet of Abraxis BioScience, Inc., as of March 31, 2006 and unaudited pro forma condensed consolidated statements of income of Abraxis BioScience, Inc., for the three months ended March 31, 2006 and for the year ended December 31, 2005, giving effect to the merger.

(1) Incorporated by reference from the Registrant’s report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXIS BIOSCIENCE, INC.

Date: June 27, 2006	By:	/s/ Ronald E. Pauli
Ronald E. Pauli
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1(1)	Agreement and Plan of Merger, dated as of November 27, 2005, by and among American Pharmaceutical Partners, Inc., American BioScience, Inc. and, with respect to specified matters, Patrick Soon-Shiong and certain other ABI shareholders.

99.1	Financial statements of ABI as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

99.2	Unaudited condensed balance sheet of ABI as of March 31, 2006 and unaudited condensed statement of income and statement of cash flows for the three months ended March 31, 2006 and 2005.

99.3	Unaudited pro forma condensed consolidated balance sheet of Abraxis BioScience, Inc., as of March 31, 2006 and unaudited pro forma condensed consolidated statements of income of Abraxis BioScience, Inc., for the three months ended March 31, 2006 and for the year ended December 31, 2005, giving effect to the merger.

(1) Incorporated by reference from the Registrant’s report on Form 8-K filed with the Securities and Exchange Commission on November 29, 2005.

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